INVESTMENT MANAGEMENT

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

May 10, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:       ING Mutual Funds (on behalf of ING Emerging Markets Equity Fund)

Dear Ladies and Gentlemen:

Attached for filing via the EDGAR system is Post Effective Amendment Number One to the registration statement on Form N-14 under the Securities Act of 1933, as amended, for ING Mutual Funds (“Registrant”).  This Post-Effective Amendment is being filed in connection with a reorganization in which ING Emerging Markets Equity Fund, a series of the Registrant, will acquire all of the assets of ING Emerging Countries Fund, a series of ING Mutual Funds, in exchange for shares of ING Emerging Markets Equity Fund and the assumption by ING Emerging Markets Equity Fund of the liabilities of ING Emerging Countries Fund.

This letter also responds to supplemental comments provided from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (“SEC” or  Commission”) in connection with Pre-Effective Amendment No. 1 to the Form N-14 proxy statement/prospectus (the “Proxy Statement/Prospectus”) that was filed on May 7, 2012 by ING Mutual Funds (the “Registrant”) with respect to the reorganization of ING Emerging Countries Fund with and into ING  Emerging Markets Equity Fund.  Set forth below are the comments received from the Staff and the Registrant’s responses thereto.

1.     Comment: With respect to the discussion in the Proxy Statement/Prospectus titled “Sub-Advisers to the Funds,” please update the disclosure to note all options that the Board may consider in the event that the Reorganization is not completed by the expiration of the interim sub-advisory agreements on July 23, 2012.

Response:  The Registrant has updated its disclosure as requested.  The Proxy Statement/Prospectus now states:

Each sub-adviser serves the Emerging Countries Fund pursuant to an interim sub-advisory agreement that expires on July 23, 2012. If the Reorganization does not occur prior to that date, the Board may consider other options for the day-to-day management of the Emerging Countries Fund’s investment portfolio, which could include retaining one or both of the sub-advisers or one or more different affiliated or unaffiliated sub-advisers pursuant to “permanent” sub-advisory agreements. Some of these measures could require a shareholder vote unless the Fund could rely on an exemption from applicable shareholder voting requirements. It is possible that the sub-advisory fees due to the relevant sub-advisers pursuant to such permanent sub-advisory agreements may be higher than the fees due to the current sub-advisers pursuant to the interim sub-advisory agreements; however, because the sub-advisory fees are paid by ING Investments, and not the Emerging Countries Fund, any increase in the sub-advisory fees would have no effect on the fees and expenses paid by the Fund or its shareholders.

2.     Comment: With respect to the Portfolio of Investments in the Proxy Statement/Prospectus, please include markings to indicate securities which were sold to transition a fund’s portfolio in connection with the Reorganization.

Response:  The registrant has made the requested changes to the Portfolio of Investments in the Proxy Statement/Prospectus.

3.     Comment: With respect to the proxy card, please update the proxy card to include the shareholder proposal concerning “procedures to prevent holding investments in companies that in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.”

Response:  The Registrant has made the requested changes.

No fees are required in connection with this filing.  Should you have any questions please feel free to contact the undersigned at 480-477-2650 or Corey Rose at 704-339-3164.

Very truly yours,

/s/ Kristen Freeman

Kristen J. Freeman
Counsel
ING U.S. Legal Services

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